UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 22, 2016

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On June 22, 2016, Caesars Entertainment Corporation (“CEC”), Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC” and, with its debtor subsidiaries, the “Debtors” and, together with CEC, the “Caesars Parties”), and the statutory unsecured claimholders’ committee (the “UCC”) appointed to act as a statutory representative of unsecured claimholders in the Debtors’ chapter 11 cases entered into a Restructuring Support and Settlement Agreement (the “UCC RSA”) with respect to restructuring CEOC’s indebtedness and other obligations as set forth in the CEOC Plan annexed to the UCC RSA (the “Restructuring”). All capitalized terms not defined in this description of the UCC RSA have the meanings ascribed to such terms in the UCC RSA.

Agreement to Support Plans

Each party to the UCC RSA has agreed to support the actions contemplated by the UCC RSA or otherwise desirable or required to be taken to effectuate the Restructuring, including entering into all documents and agreements necessary to consummate the Restructuring. The UCC has agreed to, among other things and subject to certain conditions set forth in the UCC RSA, (a) request a stay of its appeals of the Bankruptcy Court’s decisions related to the Chapter 11 Cases, (b) hold in abeyance its motion seeking derivative standing to commence and prosecute certain claims on behalf of the Debtors’ estates and (c) provide CEOC a letter that can be distributed with the CEOC Disclosure Statement which will urge the creditors in the UCC’s constituency to accept the CEOC Plan.

Each of the Caesars Parties has agreed to, among other things and subject to certain conditions set forth in the UCC RSA, (a) support and complete the Restructuring and all transactions contemplated by the CEOC Plan and the UCC RSA and (b) cause the UCC to be included in the mutual release and exculpation provisions to be provided in the CEOC Plan and, if applicable, a chapter 11 plan of reorganization for CEC through which the Restructuring may be effected (the “CEC Plan” and, together with the CEOC Plan, the “Plans”).

Termination Rights

The UCC may terminate the UCC RSA if, among other things, (a) required in the exercise of the UCC’s fiduciary duties as set forth in the UCC RSA, (b) an order by the Bankruptcy Court confirming the CEOC Plan is not entered by April 30, 2017 or (c) the date on which all conditions precedent to the effectiveness of the Plans have been satisfied or waived (the “Effective Date”) has not occurred by October 31, 2017 (the “Outside Date”).

CEOC may terminate the UCC RSA if, among other things, (a) required in the exercise of CEOC’s fiduciary duties as set forth in the UCC RSA or (b) the Effective Date has not occurred by the Outside Date. The UCC RSA may be terminated by CEC if, among other things, (x) required in the exercise of CEC’s fiduciary duties as set forth in the UCC RSA, (y) the Effective Date has not occurred by the Outside Date or (z) an order temporarily enjoining all or some of the Caesars Cases is not in full force and effect.

UCC Litigation Rights and Duties

Each party to the UCC RSA has agreed to preserve all of the UCC’s litigation rights (both actions and motions the UCC has already commenced and actions and motions the UCC may commence under the Bankruptcy Code) including, among other things, consenting to and supporting stays, adjournments or extensions of any actions or dates relating to the litigation rights; provided that, if obtained, any such stay, adjournment, or extension will expire upon the earlier of (x) the Effective Date of the CEOC Plan or (y) the termination of the UCC RSA.

Each party to the UCC RSA has also agreed that the terms of the UCC RSA will not require the UCC in its capacity as the statutory unsecured claimholders’ committee to take any action, or to refrain from taking any action, to the extent inconsistent with its statutory, fiduciary or other obligations under applicable law.

The foregoing description of the UCC RSA does not purport to be complete and is qualified in its entirety by reference to the UCC RSA and its exhibits, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Important Additional Information

On December 21, 2014, CEC and Caesars Acquisition Company (“CAC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint information statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint information statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint information statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the Restructuring, wherever they occur in this filing, are based on CEC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CEC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	The outcome of currently pending or threatened litigation and demands for payment by certain creditors and by the National Retirement Fund against CEC;

•	The effects of CEOC’s bankruptcy filing on CEOC and its subsidiaries and affiliates, including CEC and CAC, and the interest of various creditors, equity holders, and other constituents;

•	CEC’s limited cash balances and sources of available cash, including CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the CEOC restructuring as necessary and CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast;

•	The ability to retain key employees during the Restructuring;

•	The event that the Restructuring Support and Forbearance Agreements (“RSAs”) may not be consummated in accordance with their terms, or persons not party to the RSAs may successfully challenge the implementation thereof;

•	The length of time CEOC will operate in the Chapter 11 cases and CEOC’s failure to comply with the milestones previously provided by the RSAs or that may be included in other agreements relating to the Restructuring;

•	Risks associated with third party motions in the Chapter 11 cases, which may hinder or delay CEOC’s ability to consummate the Restructuring as contemplated by the RSAs;

•	Adverse effects of Chapter 11 proceedings on CEC’s liquidity or results of operations;

•	the Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement;

•	The effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	The ability to realize the expense reductions from our cost savings programs;

•	The financial results of our consolidated businesses;

•	The impact of our substantial indebtedness and the restrictions in our debt agreements;

•	Access to available and reasonable financing on a timely basis, including the ability of CEC to refinance its indebtedness on acceptable terms;

•	The ability of our customer tracking, customer loyalty, and yield management programs to continue to increase customer loyalty and same-store or hotel sales;

•	Changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	Our ability to recoup costs of capital investments through higher revenues;

•	Abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	The effects of competition, including locations of competitors, competition for new licenses, and operating and market competition;

•	The ability to timely and cost-effectively integrate companies that we acquire into our operations;

•	The potential difficulties in employee retention and recruitment as a result of our substantial indebtedness or any other factor;

•	Construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	Litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	Acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, losses in revenues and damage to property, and the impact of severe weather conditions on our ability to attract customers to certain of our facilities;

•	The effects of environmental and structural building conditions relating to our properties; and

•	Access to insurance on reasonable terms for our assets; and the impact, if any, of unfunded pension benefits under multi-employer pension plans.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description
10.1	Restructuring Support and Settlement Agreement, dated as of June 22, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and the statutory unsecured claimholders’ committee in the Chapter 11 Cases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: June 22, 2016	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restructuring Support and Settlement Agreement, dated as of June 22, 2016, among Caesars Entertainment Operating Company, Inc., on behalf of itself and each of the debtors in the Chapter 11 Cases, Caesars Entertainment Corporation and the statutory unsecured claimholders’ committee in the Chapter 11 Cases.